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Exhibit 32.1

GMH COMMUNITIES TRUST

CERTIFICATION REQUIRED BY
RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        I, Gary M. Holloway, Sr., Chairman, President and Chief Executive Officer of GMH Communities Trust, a Maryland real estate investment trust (the "Company"), hereby certify that, to my knowledge:

          (1)   The Company's annual report on Form 10-K for the year ended December 31, 2007 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)   The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

/s/ GARY M. HOLLOWAY, SR. Gary M. Holloway, Sr. Chairman, President and Chief Executive Officer (Principal Executive Officer)

Date: March 28, 2008

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  Exhibit 32.1
GMH COMMUNITIES TRUST CERTIFICATION REQUIRED BY RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934